COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2026
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
17.	COMMITMENTS AND CONTINGENCIES

Commitments

On May 7, 2024, WSI obtained a bank overdrafts limit of approximately $5.1 million (equivalent to HK$40.0 million) from a financial institution in Hong Kong. When WSI utilizes the bank overdraft, interest will be charged at the bank’s best lending rate plus 2.5% per annum. As of March 31, 2026 and 2025, the Group utilized $1.5 million and nil bank overdraft limit, respectively.

Contingencies

From time to time, the Group may be a party to various legal actions arising in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. The Group accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

The financial services industry is highly regulated. WSI is a licensed corporation regulated and subject to periodic regulatory review by the Hong Kong Securities and Futures Commission (“HKSFC”). WSI monitors regulatory inquiries and other regulatory matters on an ongoing basis and assesses whether any potential fines, penalties, or other liabilities are probable, estimable, and material for purposes of updating its contingency reserves and disclosures. As of the date of this annual report, the Group has not recorded any loss contingencies arising from regulatory examinations, inspections, inquiries, or other regulatory matters.

For the years ended March 31, 2026, 2025, and 2024, except for the matters mentioned above, the Group is not aware of any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Group’s consolidated financial position, results of operations, and cash flows.